UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2016

NATION ENERGY INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-30193
(Commission File Number)

59-2887569
(IRS Employer Identification No.)

RPO Box 60610 Granville Park, Vancouver, BC  V6H 4B9 Canada
(Address of principal executive offices and Zip Code)

604.331.3399
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08  Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01  Other Events.

The Board of Directors of Nation Energy, Inc. (the “Company”) has established November 18, 2016 as the date of the Company’s 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) and October 20, 2016 as the record date for determining stockholders entitled to notice of, and to vote at, the 2016 Annual Meeting.  Because the date of 2016 Annual Meeting has been changed by more than thirty calendar days from the date of the last year’s annual meeting, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934 (the “Exchange Act”), the Company is informing stockholders of such change.

Stockholders of record at the close of business on October 20, 2016 will be entitled to vote at the 2016 Annual Meeting.  The time and location of the 2016 Annual Meeting will be as set forth in the Company’s proxy materials for the 2016 Annual Meeting.  Because the date of the 2016 Annual Meeting has been changed by more than 30 days from the anniversary of the 2015 annual meeting, a new deadline has been set for submission of proposals by stockholders of the Company intended to be included in the Company’s 2016 proxy statement and form of proxy for its 2016 Annual Meeting.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2016 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act must ensure that such proposal is received by the Company at RPO Box 60610 Granville Park, Vancouver, British Columbia V6H 4B9, Attention: President, on or before the close of business on October 17, 2016, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials.  Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2016 Annual Meeting.  The October 17, 2016 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, if allowed under any applicable state or foreign law or the Company’s governing documents, stockholders who wish to bring business before the 2016 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person election as a director, must ensure that written notice of such proposal is received by the Company at the address specified above no later than the close of business on October 17, 2016 and also meet the requirements set forth in the rules and regulations of the Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATION ENERGY INC.

/s/ Carmen J. Lotito

By:  Carmen J. Lotito

        Vice President

Date:  October 12, 2016